Finance result, net	9 Months Ended
Sep. 30, 2022
Finance result, net
Finance result, net

13.Finance result, net

For the three months ended September 30, 2022 and 2021, AC Immune recorded less than CHF 0.1 million in net financial losses and CHF 4.4 million in net financial gains, respectively. The Company recorded CHF 4.4 million in finance income associated with the change in fair value of derivative financial assets in the prior period which did not repeat in the current period.

For the nine months ended September 30, 2022 and 2021, the Company recorded CHF 0.2 million and CHF 4.5 million in net financial gains, respectively. The Company recorded CHF 4.4 million in finance income associated with the change in fair value of derivative financial assets in the prior period which did not repeat in the current period.